ITEM 77 Q1 (a) - COPIES OF ALL MATERIAL
AMENDMENTS TO THE REGISTRANT'S
CHARTER OR BY-LAWS

FEDERATED EQUITY FUNDS
Amendment No. 56
to the
RESTATED AND AMENDED DECLARATION OF TRUST dated August 15, 1995
This Declaration of Trust is amended as follows:

	Strike the first paragraph of Section 5 - Establishment and Designation of Series or Class of Article III - BENEFICIAL
INTEREST from the Declaration of Trust and substitute in its place the following:

"Section 5. Establishment and Designation of Series or Class. Without limiting the authority of the Trustees set forth in Article XII, Section 8, inter alia, to establish and designate any additional Series or Class or to modify the rights and preferences of any existing Series or Class, the Series and Classes of the Trust are established and designated as:

Federated Absolute Return Fund
Class A Shares
Class B Shares
Class C Shares
Institutional Shares
Class T Shares
Federated Clover Small Value Fund
Class A Shares
Class C Shares
Class R Shares
Class R6 Shares
Institutional Shares
Class T Shares
Federated Clover Value Fund
Class A Shares
Class B Shares
Class C Shares
Class R Shares
Institutional Shares
Class T Shares
Federated Emerging Markets Equity Fund
Class A Shares
Class C Shares
Institutional Shares
Federated Global Strategic Value Dividend Fund
Class A Shares
Class C Shares
Class R6 Shares
Institutional Shares
Federated InterContinental Fund
Class A Shares
Class B Shares
Class C Shares
Class R6 Shares
Institutional Shares
Class T Shares
Federated International Strategic Value Dividend Fund
Class A Shares
Class C Shares
Class R6 Shares
Institutional Shares
Class T Shares
Federated Kaufmann Fund
Class A Shares
Class B Shares
Class C Shares
Class R Shares
Institutional Shares
Class T Shares
Federated Kaufmann Large Cap Fund
Class A Shares
Class C Shares
Class R Shares
Class R6 Shares
Institutional Shares
Class T Shares
Federated Kaufmann Small Cap Fund
Class A Shares
Class B Shares
Class C Shares
Class R Shares
Institutional Shares
Class T Shares
Federated MDT Mid-Cap Growth Fund
Class A Shares
Class B Shares
Class C Shares
Class R6 Shares
Institutional Shares
Class T Shares
Federated Prudent Bear Fund
Class A Shares
Class C Shares
Institutional Shares
Class T Shares
Federated Strategic Value Dividend Fund
Class A Shares
Class C Shares
Institutional Shares
Class R6 Shares
Class T Shares

	The undersigned hereby certify that the above-stated Amendment is a true and correct Amendment to the Declaration of Trust, as adopted by the Board of Trustees at a meeting on the 18th day of May, 2017, to become effective on June 23, 2017.


	WITNESS the due execution hereof this 18th day of May, 2017.



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FEDERATED EQUITY FUNDS
Amendment No. 57
to the
RESTATED AND AMENDED DECLARATION OF TRUST dated August 15, 1995
This Declaration of Trust is amended as follows:

	Strike the first paragraph of Section 5 - Establishment and Designation of Series or Class of Article III - BENEFICIAL
INTEREST from the Declaration of Trust and substitute in its place the following:

"Section 5. Establishment and Designation of Series or Class. Without limiting the authority of the Trustees set forth in Article XII, Section 8, inter alia, to establish and designate any additional Series or Class or to modify the rights and preferences of any existing Series or Class, the Series and Classes of the Trust are established and designated as:

Federated Absolute Return Fund
Class A Shares
Class B Shares
Class C Shares
Institutional Shares
Class T Shares
Federated Clover Small Value Fund
Class A Shares
Class C Shares
Class R Shares
Class R6 Shares
Institutional Shares
Class T Shares
Federated Clover Value Fund
Class A Shares
Class B Shares
Class C Shares
Class R Shares
Institutional Shares
Class T Shares
Federated Global Strategic Value Dividend Fund
Class A Shares
Class C Shares
Class R6 Shares
Institutional Shares
Federated InterContinental Fund
Class A Shares
Class B Shares
Class C Shares
Class R6 Shares
Institutional Shares
Class T Shares
Federated International Strategic Value Dividend Fund
Class A Shares
Class C Shares
Class R6 Shares
Institutional Shares
Class T Shares
Federated Kaufmann Fund
Class A Shares
Class B Shares
Class C Shares
Class R Shares
Institutional Shares
Class T Shares




Federated Kaufmann Large Cap Fund
Class A Shares
Class C Shares
Class R Shares
Class R6 Shares
Institutional Shares
Class T Shares
Federated Kaufmann Small Cap Fund
Class A Shares
Class B Shares
Class C Shares
Class R Shares
Institutional Shares
Class T Shares
Federated MDT Mid-Cap Growth Fund
Class A Shares
Class B Shares
Class C Shares
Class R6 Shares
Institutional Shares
Class T Shares
Federated Prudent Bear Fund
Class A Shares
Class C Shares
Institutional Shares
Class T Shares
Federated Strategic Value Dividend Fund
Class A Shares
Class C Shares
Institutional Shares
Class R6 Shares
Class T Shares

	The undersigned hereby certify that the above-stated Amendment is a true and correct Amendment to the Declaration of Trust, as adopted by the Board of Trustees at a meeting on the 18th day of May, 2017, to become effective on July 7, 2017.


	WITNESS the due execution hereof this 18th day of May, 2017.



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FEDERATED EQUITY FUNDS
Amendment No. 58
to the
RESTATED AND AMENDED DECLARATION OF TRUST dated August 15, 1995
This Declaration of Trust is amended as follows:

	Strike the first paragraph of Section 5 - Establishment and Designation of Series or Class of Article III - BENEFICIAL
INTEREST from the Declaration of Trust and substitute in its place the following:

"Section 5. Establishment and Designation of Series or Class. Without limiting the authority of the Trustees set forth in Article XII, Section 8, inter alia, to establish and designate any additional Series or Class or to modify the rights and preferences of any existing Series or Class, the Series and Classes of the Trust are established and designated as:

Federated Absolute Return Fund
Class A Shares
Class B Shares
Class C Shares
Institutional Shares
Class T Shares
Federated Clover Small Value Fund
Class A Shares
Class C Shares
Class R Shares
Class R6 Shares
Institutional Shares
Class T Shares
Federated Clover Value Fund
Class A Shares
Class B Shares
Class C Shares
Class R Shares
Institutional Shares
Class T Shares
Federated Global Strategic Value Dividend Fund
Class A Shares
Class C Shares
Class R6 Shares
Institutional Shares
Federated International Strategic Value Dividend Fund
Class A Shares
Class C Shares
Class R6 Shares
Institutional Shares
Class T Shares
Federated Kaufmann Fund
Class A Shares
Class B Shares
Class C Shares
Class R Shares
Institutional Shares
Class T Shares
Federated Kaufmann Large Cap Fund
Class A Shares
Class C Shares
Class R Shares
Class R6 Shares
Institutional Shares
Class T Shares




Federated Kaufmann Small Cap Fund
Class A Shares
Class B Shares
Class C Shares
Class R Shares
Institutional Shares
Class T Shares
Federated MDT Mid-Cap Growth Fund
Class A Shares
Class B Shares
Class C Shares
Class R6 Shares
Institutional Shares
Class T Shares
Federated Prudent Bear Fund
Class A Shares
Class C Shares
Institutional Shares
Class T Shares
Federated Strategic Value Dividend Fund
Class A Shares
Class C Shares
Institutional Shares
Class R6 Shares
Class T Shares

	The undersigned hereby certify that the above-stated Amendment is a true and correct Amendment to the Declaration of Trust, as adopted by the Board of Trustees at a meeting on the 18th day of May, 2017, to become effective on August 25, 2017.


	WITNESS the due execution hereof this 18th day of May, 2017.



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FEDERATED EQUITY FUNDS
Amendment No. 59
to the
RESTATED AND AMENDED DECLARATION OF TRUST dated August 15, 1995
This Declaration of Trust is amended as follows:

	Strike the first paragraph of Section 5 - Establishment and Designation of Series or Class of Article III - BENEFICIAL
INTEREST from the Declaration of Trust and substitute in its place the following:

"Section 5. Establishment and Designation of Series or Class. Without limiting the authority of the Trustees set forth in Article XII, Section 8, inter alia, to establish and designate any additional Series or Class or to modify the rights and preferences of any existing Series or Class, the Series and Classes of the Trust are established and designated as:

Federated Absolute Return Fund
Class A Shares
Class B Shares
Class C Shares
Institutional Shares
Class T Shares
Federated Clover Small Value Fund
Class A Shares
Class C Shares
Class R Shares
Class R6 Shares
Institutional Shares
Class T Shares
Federated Clover Value Fund
Class A Shares
Class B Shares
Class C Shares
Class R Shares
Institutional Shares
Class T Shares
Federated Global Strategic Value Dividend Fund
Class A Shares
Class C Shares
Class R6 Shares
Institutional Shares
Federated International Strategic Value Dividend Fund
Class A Shares
Class C Shares
Class R6 Shares
Institutional Shares
Class T Shares
Federated Kaufmann Fund
Class A Shares
Class B Shares
Class C Shares
Class R Shares
Institutional Shares
Class T Shares
Federated Kaufmann Large Cap Fund
Class A Shares
Class C Shares
Class R Shares
Class R6 Shares
Institutional Shares
Class T Shares




Federated Kaufmann Small Cap Fund
Class A Shares
Class B Shares
Class C Shares
Class R Shares
Class R6 Shares
Institutional Shares
Class T Shares
Federated MDT Mid-Cap Growth Fund
Class A Shares
Class B Shares
Class C Shares
Class R6 Shares
Institutional Shares
Class T Shares
Federated Prudent Bear Fund
Class A Shares
Class C Shares
Institutional Shares
Class T Shares
Federated Strategic Value Dividend Fund
Class A Shares
Class C Shares
Institutional Shares
Class R6 Shares
Class T Shares

	The undersigned hereby certify that the above-stated
Amendment is a true and correct Amendment to the Declaration of Trust, as adopted by the Board of Trustees at a meeting on the 18th day of August, 2017, to become effective on September 1, 2017.


	WITNESS the due execution hereof this 18th day of August, 2017.



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FEDERATED EQUITY FUNDS
Amendment No. 60
to the
RESTATED AND AMENDED DECLARATION OF TRUST
Dated August 15, 1995
This Declaration of Trust is amended as follows:
	Strike the first paragraph of Section 5 -
Establishment of Series or Classes of Article III -
BENEFICIAL INTEREST from the Declaration of Trust and substitute in its place the following:
Section 5.  Establishment and Designation of Series
or Class. Without limiting the authority of the Trustees set forth in Article XII, Section 8, inter alia, to establish any additional Series or Class or to modify the rights and preferences of any existing
Series or Class, the Series and Classes of the Trust are established and designated as:
Federated Absolute Return Fund
Class A Shares
Class B Shares
Institutional Shares
Class T Shares
Federated Clover Small Value Fund
Class A Shares
Class C Shares
Class R Shares
Class R6 Shares
Institutional Shares
Class T Shares
Federated Clover Value Fund
Class A Shares
Class B Shares
Class C Shares
Class R Shares
Institutional Shares
Class T Shares
Federated Global Strategic Value Dividend Fund
Class A Shares
Class C Shares
Class R6 Shares
Institutional Shares
Federated InterContinental Fund
Class A Shares
Class B Shares
Class C Shares
Class R6 Shares
Institutional Shares
Federated International Strategic Value Dividend Fund
Class A Shares
Class C Shares
Class R6 Shares
Institutional Shares
Class T Shares
Federated Kaufmann Fund
Class A Shares
Class B Shares
Class C Shares
Class R Shares
Institutional Shares
Class T Shares
Federated Kaufmann Large Cap Fund
Class A Shares
Class C Shares
Class R Shares
Class R6 Shares
Institutional Shares
Class T Shares
Federated Kaufmann Small Cap Fund
Class A Shares
Class B Shares
Class C Shares
Class R Shares
Class R6 Shares
Institutional Shares
Class T Shares
Federated MDT Mid-Cap Growth Fund
Class A Shares
Class B Shares
Class C Shares
Class R6 Shares
Institutional Shares
Class T Shares
Federated Prudent Bear Fund
Class A Shares
Class C Shares
Institutional Shares
Class T Shares
Federated Strategic Value Dividend Fund
Class A Shares
Class C Shares
Institutional Shares
Class R6 Shares
Class T Shares




(signature page follows)



	The undersigned hereby certify that the above-stated
Amendment No. 60 is a true and correct Amendment to the Declaration of Trust, as adopted by the Board of Trustees as of the date hereof, to be deemed effective as of August 25, 2017.

	WITNESS the due execution hereof this 11th day of September, 2017.


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